UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash , Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

altegris. TRUSTED ALTERNATIVES. INTELLIGENT INVESTING:

September 30, 2012

Altegris Equity Long Short Fund

A Series of Northern Lights Fund Trust

Semi-Annual Report

Class A (ELSAX)
Class I (ELSIX)
Class N (ELSNX)

ADVISED BY

SUB-ADVISED BY

Harvest Capital Strategies, LLC

OMT Capital Management LLC

Visium Asset Management, LP

888.524.9441

www.altegris.com/mutualfunds

Altegris Equity Long Short Fund

Semi-Annual Report

November 2012

Dear Investor:

Fund Overview

Since its inception on April 30, 2012 through September 30, 2012, the Altegris Equity Long Short Fund’s Class A (without load), Class I and Class N shares returned 1.00%, 1.00%, and 0.90%, respectively. By comparison, during the same period, the HFRX Equity Hedge Index and S&P 500 TR Index returned       -0.44% and 4.08%, respectively. The Fund’s assets under management totaled $80.3 million as of Sept. 30, 2012.

The Fund is designed to potentially generate absolute returns from long-term capital appreciation with moderate correlation to major equity market indices, and to achieve this objective with less volatility than those equity market indices. The Fund seeks to achieve this goal through robust asset allocation and sub-adviser selection, as well as the capabilities of the Fund’s best of breed1 managers of the sub-strategies.

We are pleased that the Fund’s returns exceeded its relevant benchmark, the HFRX Equity Hedge Index. The Fund’s inception coincided with a significant equity market selloff, followed by a rally—and in both circumstances, it performed as it was designed.  During the falling market, for example, the Fund helped mitigate the downside for investors. At the other end of the spectrum, the Fund participated in the rally, but to a lesser extent than long-only indices. This performance in both market extremes was no surprise, as the strategy is characterized by a net exposure that is less than 100% net long. Due to the sub-advisers’ skill in selecting individual stocks and opportunistically taking advantage of both long and short positions, we believe that the Fund possesses the potential to provide investors with strong risk-adjusted returns in both up and down markets, as it has to date.

Portfolio Allocations

The sub-advisers selected for the Fund are experienced hedge fund managers with a focus on idiosyncratic stock picking across both long and short portfolios. They execute their strategies utilizing a deep fundamental research approach for selecting equity securities, and then overlay a risk management process that balances long and short side exposures. The result is an aggregate expected exposure range of 10-60% for the Fund, which is intended to generate a greater portion of returns from individual long and short stock selections (alpha) than from directional market exposure (beta).

1 Altegris defines “best of breed” as managers which in our opinion have demonstrated success in terms of sustained investment edge, effective risk management processes and established operational infrastructure.

The Fund is currently managed by three sub-advisers who each specializes in one or more sub-strategies within the equity market, with a primary focus on the U.S.:

•

Visium provides exposure across all sectors, with a bias towards large-cap companies.

•

Harvest Agriculture/Consumer and Harvest Financials are more evenly balanced across market caps, but are specifically focused within the agriculture and financial sectors, respectively.

•

OMT Hawthorne takes a similar stock picking approach as the others, but applies it largely to small-cap companies. Small-cap equities tend to be underfollowed by Wall Street analysts—allowing a research-driven manager like OMT to potentially capitalize on large price dislocations that often occur in the small-cap space.

When combined, these four sub-strategies offer broad equity exposure across sectors and market capitalizations, while exhibiting low levels of correlation to each other. The Fund’s composition of low correlated sub-strategies coupled with a low overall net exposure was designed with the aim of generating positive alpha while preserving capital in down markets. As of September 30, 2012, sub-adviser target allocations remained unchanged from the Fund’s inception, as follows:

Equity Long Short Sub-Strategy Target Allocation* | As of 09/30/2012

* Target allocation as a percentage of equity long short strategy allocation, excludes cash, cash equivalents and fixed income securities.

Market Commentary

The inception of the Fund coincided with a meaningful decline in US and global equity indices. This slump was driven by generally un-encouraging economic data releases—including an uptick in the unemployment rate, a contraction in US retail sales, a pick-up in foreclosure starts and a slowdown in manufacturing growth (PMI). A lack of indications of additional policy action by the US Federal Reserve put further downward pressure on investor sentiment during Q2.

Concerns about the global economy continued to grow in July, leading to the announcement in September by European Central Bank Chairman Mario Draghi and Fed Chairman Ben Bernanke of the first of unlimited sovereign bond purchases in Europe and open-ended quantitative easing in the United States under QE3. These strong policy actions cast aside—at least temporarily—fears of a Eurozone split and global recession. They also put to rest many investors’ fears about a near-term tail risk and set off a broad rally in global markets in August and September, particularly in US equities.

Although global markets appeared headed for a steady rise, a series of disappointing domestic data releases in late September and negative news from the Eurozone in the final week of the quarter caused a stall in the market rally and raised questions about whether the positive impact of these policy interventions would prove sustainable. Regardless of the macro landscape, US corporate fundamentals have continued to improve as the low rate environment has allowed businesses to improve their balance sheets and return excess cash to shareholders. In a yield-constrained world, equities have provided a respite for some investors in the form of strong dividend and earnings yields.

Fund Performance

The Fund’s initial month of operation proved to be challenging, given deteriorating investor sentiment in the US and an equity market reaching highs not previously seen since the second quarter of 2008. Indeed, May 2012 saw a market correction that sent the S&P 500 TR Index down -6.01% and the MSCI World Index down 8.99% for the month. Despite posting a negative number, the Fund outperformed the S&P 500 Index by 261 basis points and the MSCI World Index by 559 basis points for that first month. This strong relative performance can be attributed to the Fund’s overall defensive positioning at the time, accentuated by a characteristic low net exposure that stayed below 30% for the period. As a result, when the broad market decline reversed in June, the Fund was able to capture a portion of the upside for the month.  For the May-to-June period, the Fund slightly underperformed the S&P 500 TR Index, with less volatility.

Q3 was a strong period for the Fund on an absolute basis. Although gains for the quarter were partly driven by improved market sentiment on the heels of QE3, the Fund also benefitted from idiosyncratic single-name stock moves. Gains were generated from all sectors, with the biggest contributions coming from financials, consumer cyclicals, technology, industrials and basic materials. Long positions in financials and consumer cyclicals were particularly profitable, and more than offset modest losses on the short side within these sectors.

While many long/short equity managers quickly expanded gross exposures as news of QE3 fueled the markets, the Fund’s gross exposure came down during the quarter. Profit-taking on the long side and short covering drove the reduced gross exposure, while the Fund’s net exposure stayed in a consistent range between 25-35%. Short covering was particularly prevalent within cyclical sectors, which had lagged significantly through the first half of the year and subsequently bounced back strongly on the heels of the Fed-infused rally. The approach was prudent, and showcased the sub-advisers’ focus on balancing stock picking with risk management. Furthermore, by maintaining a balanced gross and net book, the Fund was not overexposed at the wrong time—such as during the last week of Q3.

We believe that the best way to view long and short portfolio attribution is to look at the Fund’s return on invested capital (ROIC). This entails an analysis of how the long and short books performed based on the amount of capital deployed to each2. Using this metric, an investor can clearly examine the sources of the Fund’s returns, as well as whether alpha was generated. Since inception, the long portfolio contributed approximately 0.97% to performance, generated with an average long exposure of 75%. Conversely, the short portfolio added approximately 0.03%, with an average short exposure of -42%. From an ROIC perspective, the short book generated alpha for the period when compared to the S&P 500 Total Return Index, while the long portfolio trailed the broader index since inception. The short book’s performance was impressive, as the positive attribution was generated during a period (May to September) when the S&P 500 TR Index was up 4.07%. The short book has not only contributed positively to performance, but has also served to reduce risk at the overall Fund level.

Performance Attribution by Sector* | 04/30/2012 – 09/30/2012 Past performance is not necessarily indicative of future results.

Sub-Strategy Performance

Three of the four sub-strategies in the Fund contributed positively to performance since inception. Harvest Financials was the greatest contributor, with an attribution of 1.27% for the period. The sub-strategy manager played a critical role in May, generating strong relative returns that allowed the overall Fund to outperform during the month. By running a low net exposure that is typically between -10 and +25%, the manager was able to preserve capital in May, while also putting it in a position to tactically deploy capital to compelling long ideas that worked well as the market recovered in June. Harvest Financials continued to perform well in Q3 as the broad markets rallied.

Harvest Agriculture/Consumer was the second-largest contributor since inception, with an attribution of 0.52%. The sub-strategy manager started the period with a difficult May but rebounded strongly with the best performance of the group in the June-to-September timeframe. The increased volatility around returns was not unexpected, as Harvest Agriculture/Consumer at times may carry relatively higher exposures to cyclical sectors.

2 For example, by dividing the long attribution by the average long exposure for the period, we arrive at the ROIC for the long book. The process is then repeated for the short portfolio.  The ROIC’s can then be compared to the return on the index (or the inverse return on the index for the short ROIC).

Visium has been flat since inception, with an attribution of -0.01%. The sub-strategy manager took a more tactical approach than the other sub-advisers by moving gross and net exposures aggressively over the period. The Fund’s inception date was particularly unfortunate for Visium, as a number of its long positions sold off disproportionately during the market decline. After a difficult May and June, Visium recovered strongly in Q3 with three months of consistently positive returns.

OMT was the only detractor from performance, with an attribution of -0.78% since the Fund’s inception. OMT generated the best returns of the four sub-strategies in September, but the gain was largely offset by negative performance in July, due primarily to short side losses. July was a strong month for equity markets, particularly within small-cap names. Given OMT’s small cap focus, a number of short positions traded up significantly and generated losses. The sub-strategy’s tough July created a drag on the Fund’s overall performance for the month. However, towards the end of that month and into August, OMT moved to aggressively cover shorts as the Fed’s policy action provided a strong tailwind for the equity markets. This short covering worked to expand its net exposure over the period, leading to strong upside capture in September.

Performance Attribution by Sub-Strategy | 04/30/2012 – 09/30/2012 Past performance is not necessarily indicative of future results.

Outlook

As the time period came to a close, market sentiment was dampened by renewed concerns of systemic risk out of Europe and generally dour analyst forecasts for Q3 corporate earnings. With this as a backdrop, the Fund finished the quarter with a gross exposure of 110% and a net exposure of 28.6%. This cautious positioning was driven largely by a move by Visium (the largest allocation in the Fund) to reduce its gross exposure throughout the quarter, primarily as a function of profit taking.

Given continuing economic uncertainty, we believe that the Fund’s cautious positioning should allow for idiosyncratic stock selection on both the long and short sides to drive performance to a greater degree than market beta. As a result, we remain firm in our conviction that a flexible, opportunistic alternative investment strategy like equity long/short should possess the ability to generate alpha and limit downside risk amid uncertain markets—serving as a valuable component of investors’ portfolios.

We thank you for investing in the Altegris Equity Long Short Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

  Matt Osborne

Chief Investment Officer

  Executive Vice President

Co-Portfolio Manager

  Co-Portfolio Manager

Altegris Equity Long Short Fund Performance Review | April 30, 2012–September 30, 2012

	Q3 2012	YTD 2012	1-Year	Annualized Since Inception*
Class A	3.48%	NA	NA	1.00%
Class A (max load) **	-2.51%	NA	NA	-4.81%
Class N	3.59%	NA	NA	1.00%
Class I	3.49%	NA	NA	0.90%
HFRX Equity Hedge Index	2.19%	NA	NA	-0.44%
S&P 500 TR Index	6.35%	NA	NA	4.08%
MSCI World Index	6.13%	NA	NA	1.36%

* The inception date of Class A, Class I and Class N is 04/30/12. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Returns for periods longer than one year are annualized.

** The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2013, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 3.24%, 2.99% and 3.24% of average daily net assets attributable to Class A, Class I and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

INDEX DEFINITIONS

HFRX Equity Hedge Index is comprised of strategies that maintain positions both long and short primarily in equity and equity derivative securities. HFRX Equity Hedge includes funds that have at least $50 million under management and a 24-month track record (typical).

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

MSCI World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

GLOSSARY

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

1885-NLD-11/19/2012

Altegris Equity Long Short Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2012

The fund's performance figures* for the period ending September 30, 2012, compared to its benchmarks:

		Since Inception
		April 30, 2012
Altegris Equity Long Short Fund - Class A		1.00%
Altegris Equity Long Short Fund - Class A with load **		(4.81)%
Altegris Equity Long Short Fund - Class I		1.00%
Altegris Equity Long Short Fund - Class N		0.90%
HFRX Equity Hedge Index ***		(0.43)%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-772-5838

** Class A with load total return is calculated using the maximum sales charge of 5.75%.

*** HFRX Equity Hedge Index: 2 days lag Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities.  Investors cannot invest directly in an index.

Holdings by Type of Investment	% of Net Assets
Common Stock	69.3%
Purchase Options	0.0%
Other, Assets Less Liabilities	30.7%
	100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this semi-annual report for a detailed analysis of the Fund's holdings.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2012
Shares			Market Value
	COMMON STOCK - 69.3%
	AIRLINES - 0.2%
20,208	Delta Air Lines, Inc. *		$ 185,105

	APPAREL - 1.2%
157,832	American Apparel, Inc. *		243,061
4,740	Carter's, Inc. *		255,202
34,390	Jones Group, Inc.		442,599
			940,862
	AUTO PARTS & EQUIPMENT - 0.3%
12,918	Titan International, Inc.		228,132

	BANKS - 6.0%
28,267	Bank of America Corp.		249,598
28,617	Capital One Financial Corp.		1,631,455
51,255	CapitalSource, Inc.		388,513
8,684	Citigroup, Inc.		284,140
5,868	JPMorgan Chase & Co.		237,537
8,184	Metro Bancorp, Inc. *		103,691
31,419	Morgan Stanley		525,954
39,432	Regions Financial Corp.		284,305
1,491	Royal Bank of Canada		85,598
29,591	Wells Fargo & Co.		1,021,777
			4,812,568
	BEVERAGES - 0.3%
28,090	Farmer Bros Co. *		267,136

	CHEMICALS - 1.8%
1,771	CF Industries Holdings Inc.		393,587
6,941	Monsanto Co.		631,770
632	Praxair, Inc.		65,652
8,965	Rentech Nitrogen Partners LP		347,483
			1,438,492
	COMMERCIAL SERVICES - 2.7%
3,740	Alliance Data Systems Corp. *		530,893
18,150	Cardtronics, Inc. *		540,507
12,780	MoneyGram International, Inc. *		190,933
42,363	PHH Corp. *		862,087
8,050	ServiceSource International, Inc. *		82,593
			2,207,013
	COMPUTERS - 2.9%
2,201	Apple, Inc.		1,468,639
111,140	Brocade Communications Systems, Inc. *		657,393
5,051	SanDisk Corp. *		219,365
			2,345,397
	DISTRIBUTION/WHOLESALE - 0.4%
17,715	Titan Machinery, Inc. *		359,260

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares			Market Value
	DIVERSIFIED FINANCIAL SERVICES - 7.0%
41,528	Calamos Asset Management, Inc. - Cl. A		$ 483,386
63,223	CIFC Corp. *		462,792
128,217	Cowen Group, Inc. *		346,186
20,536	Discover Financial Services		815,895
8,333	Encore Capital Group, Inc. *		235,491
25,810	Financial Engines, Inc. *		615,052
26,851	Gain Capital Holdings, Inc.		132,376
297,295	Gleacher & Co., Inc. *		217,025
41,925	National Financial Partners Corp. *		708,533
20,055	Nelnet Inc. - Cl. A		476,106
20,156	Ocwen Financial Corp. *		552,476
12,099	Oppenheimer Holdings, Inc.		192,979
9,932	Walter Investment Management Corp. *		367,583
			5,605,880
	ELECTRIC - 3.1%
18,641	American Electric Power Co., Inc.		819,086
15,650	Edison International		715,048
2,120	ITC Holdings Corp.		160,230
10,913	NextEra Energy, Inc.		767,511
			2,461,875
	ELECTRONICS - 1.7%
10,860	ESCO Technologies, Inc.		421,911
35,510	Newport Corp. *		392,741
11,880	Trimble Navigation Ltd. *		566,201
			1,380,853
	ENGINEERING & CONSTRUCTION - 0.8%
33,020	MasTec, Inc. *		650,494

	ENTERTAINMENT - 1.5%
36,320	National CineMedia, Inc.		594,558
75,330	Scientific Games Corp. *		622,979
			1,217,537
	FOOD - 1.6%
15,069	Calavo Growers, Inc.		376,725
4,628	Ingredion, Inc.		255,280
50,386	Pilgrim's Pride Corp. *		257,472
22,476	Tyson Foods, Inc.		360,066
			1,249,543
	FOREST PRODUCTS & PAPER - 1.0%
22,079	International Paper Co.		801,909

	HEALTHCARE-PRODUCTS - 2.5%
26,050	ABIOMED, Inc. *		546,790
106,850	Affymetrix, Inc. *		462,660
10,860	Align Technology, Inc. *		401,494
30,990	Hologic, Inc. *		627,238
			2,038,182

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares			Market Value
	HOLDING COMPANIES-DIVERSIFIED - 0.3%
11,273	National Bank Holdings Corp. - Cl. A *		$ 219,373

	HOME BUILDERS - 0.6%
29,698	Brookfield Residential Properties, Inc. *		415,178
2,060	Toll Brothers, Inc. *		68,454
			483,632
	INSURANCE - 2.4%
19,721	Allstate Corp.		781,149
6,090	American International Group, Inc. *		199,691
8,701	Berkshire Hathaway, Inc. *		767,428
6,502	Phoenix Cos., Inc. *		199,416
			1,947,684
	INTERNET - 3.1%
54,625	Brightcove, Inc. *		638,020
27,349	Liberty Interactive Corp. *		505,957
167	Liberty Ventures - Rights *		2,261
497	Liberty Ventures *		24,693
50,279	Move, Inc. *		433,405
8,648	OpenTable, Inc. *		359,757
15,690	Shutterfly, Inc. *		488,273
1,199	Trulia, Inc. *		25,683
			2,478,049
	INVESTMENT COMPANIES - 0.8%
36,328	KKR Financial Holdings LLC		365,460
20,629	MVC Capital Inc.		264,051
			629,511
	LEISURE TIME - 0.5%
9,333	Arctic Cat, Inc. *		386,946

	LODGING - 2.0%
7,261	Las Vegas Sands Corp.		336,693
15,950	Melco Crown Entertainment Ltd. - ADR *		215,006
8,989	Wynn Resorts Ltd.		1,037,690
			1,589,389
	MACHINERY-DIVERSIFIED - 1.8%
5,508	Deere & Co.		454,355
10,400	Graco, Inc.		522,912
6,171	Lindsay Corp.		444,127
			1,421,394
	MEDIA - 0.5%
61,042	Sirius XM Radio, Inc. *		158,709
2,525	Time Warner Cable, Inc.		240,027
			398,736
	MISCELLANEOUS MANUFACTURING - 1.7%
11,845	Danaher Corp.		653,252
8,942	Parker Hannifin Corp.		747,372
			1,400,624

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares			Market Value
	PRIVATE EQUITY - 0.3%
16,728	Blackstone Group LP		$ 238,876

	REITS - 1.4%
22,543	American Capital Agency Corp.		779,762
63,625	CapLease, Inc.		328,941
			1,108,703
	RETAIL - 7.5%
11,297	Aeropostale, Inc. *		152,848
23,845	Barnes & Noble, Inc. *		304,739
5,398	Buffalo Wild Wings, Inc. *		462,825
27,580	Chico's FAS, Inc.		499,474
20,680	Dollar General Corp. *		1,065,847
10,090	Ignite Restaurant Group, Inc. *		140,655
12,843	Lithia Motors, Inc.		427,800
62,727	Luby's, Inc. *		422,153
14,151	Nordstrom, Inc.		780,852
33,050	Ruby Tuesday, Inc. *		239,612
5,321	Tractor Supply Co.		526,194
5,018	Walgreen Co.		182,856
23,200	World Fuel Services Corp.		826,152
			6,032,007
	SAVINGS & LOANS - 1.6%
73,609	First Niagara Financial Group, Inc.		595,497
33,883	Hudson City Bancorp, Inc.		269,709
200	Meta Financial Group, Inc.		4,850
27,059	Oritani Financial Corp.		407,238
			1,277,294
	SEMICONDUCTORS - 3.6%
25,067	Broadcom Corp.		866,817
26,840	International Rectifier Corp. *		447,960
3,633	Maxim Integrated Products, Inc.		96,718
13,593	QUALCOMM, Inc.		849,427
29,390	Rovi Corp. *		426,449
10,070	Skyworks Solutions, Inc. *		237,299
			2,924,670
	SOFTWARE - 2.6%
15,156	Activision Blizzard, Inc.		170,960
13,160	Broadridge Financial Solutions, Inc.		307,023
22,091	Glu Mobile, Inc. *		102,281
16,670	Informatica Corp. *		580,283
92,180	Take-Two Interactive Software, Inc. *		961,437
			2,121,984
	TELECOMMUNICATIONS - 1.3%
41,040	Arris Group, Inc. *		524,902
14,750	Plantronics, Inc.		521,118
			1,046,020

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares			Market Value
	TRANSPORTATION - 1.5%
43,310	Air Transport Services Group, Inc. *		$ 190,564
5,580	Atlas Air Worldwide Holdings, Inc. *		288,095
20,442	CAI International, Inc. *		419,470
7,150	Landstar System, Inc.		338,052
			1,236,181
	TRUCKING & LEASING - 0.8%
6,762	TAL International Group, Inc.		229,773
12,848	Textainer Group Holdings Ltd.		392,506
			622,279

	TOTAL COMMON STOCK (Cost - $55,230,362)		55,753,590

No of Contracts	PURCHASED PUT OPTIONS - 0.0%	Maturity
6	PINNACLE FINANCIAL PARTNERS @ 225*	Feb-13	60

	PURCHASED CALL OPTIONS - 0.0%
11	MoneyGram International, Inc. @ 15 *	Oct-12	935
5	MoneyGram International, Inc. @ 15 *	Oct-12	225

	TOTAL OPTIONS (Cost - $2,389)		1,220

	TOTAL INVESTMENTS - 69.3% (Cost - $55,232,751) (a)		$ 55,754,810
	OTHER ASSETS LESS LIABILITIES - 30.7%		24,667,133
	NET ASSETS - 100.0%		$ 80,421,943

Shares			Market Value
	SECURITIES SOLD SHORT - 40.6%
	COMMON STOCK - 38.4%
	AGRICULTURE -0.6%
4,243	Andersons, Inc.		$ 159,791
6,555	Archer-Daniels-Midland Co.		178,165
1,984	Bunge Ltd.		133,027
			470,983
	APPAREL - 0.3%
510	Michael Kors Holdings Ltd.		27,122
2,021	NIKE, Inc.		191,813
			218,935
	AUTO PARTS & EQUIPMENT - 0.1%
10,900	Meritor, Inc.		46,216

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares			Market Value
	BANKS - 5.0%
5,884	Bank of Hawaii Corp.		$ 268,428
19,988	BBCN Bancorp, Inc.		252,049
10,927	Cathay General Bancorp		188,600
6,235	Commerce Bancshares, Inc.		251,457
4,976	Cullen/Frost Bankers, Inc.		285,772
18,664	CVB Financial Corp.		222,848
24,837	FNB Corp.		278,423
1,601	M&T Bank Corp.		152,351
5,602	Northern Trust Corp.		260,017
12,575	Pinnacle Financial Partners, Inc.		242,949
2,643	PNC Financial Services Group, Inc.		166,773
15,780	PrivateBancorp, Inc.		252,322
4,200	Prosperity Bancshares, Inc.		179,004
1,491	Royal Bank of Canada		85,598
2,822	Signature Bank/New York NY		189,300
10,592	Southside Bancshares, Inc.		231,012
26,233	Valley National Bancorp		262,855
16,531	Virginia Commerce Bancorp, Inc.		144,646
17,666	Wilshire Bancorp, Inc.		111,296
			4,025,700
	BEVERAGES - 0.8%
8,898	PepsiCo, Inc.		629,711

	BIOTECHNOLOGY - 0.7%
11,160	Acorda Therapeutics, Inc.		285,808
19,440	BioCryst Pharmaceuticals, Inc.		82,426
1,400	Regeneron Pharmaceuticals, Inc.		213,724
			581,958
	CHEMICALS - 1.6%
1,928	Agrium, Inc.		199,471
10,617	Dow Chemical Co.		307,468
3,246	Mosaic Co.		187,002
3,966	Praxair, Inc.		411,988
3,470	Potash Corp. of Saskatchewan, Inc.		150,667
			1,256,596
	COMMERCIAL SERVICES - 2.4%
23,484	H&R Block, Inc.		406,978
8,130	Healthcare Services Group, Inc.		185,933
29,005	Intersections, Inc.		305,713
8,720	Medifast, Inc.		228,028
7,933	Rent-A-Center, Inc.		278,290
3,640	Ritchie Bros Auctioneers, Inc.		69,997
7,000	VistaPrint NV		239,050
5,449	Zillow, Inc. - Cl. A		229,839
			1,943,828

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares			Market Value
	COMPUTERS - 1.5%
5,507	Accenture PLC - Cl. A		$ 385,655
4,069	Fusion-io, Inc.		123,169
2,021	International Business Machines Corp.		419,256
5,960	Lexmark International, Inc.		132,610
5,380	Seagate Technology PLC		166,780
			1,227,470
	DISTRIBUTION/WHOLESALE - 0.1%
1,350	WESCO International, Inc.		77,220

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
12,691	Financial Engines, Inc.		302,427
3,169	Altisource Portfolio Solutions SA		273,326
5,195	American Express Co.		295,388
5,078	CME Group, Inc. - Cl. A		290,969
2,648	Credit Acceptance Corp.		226,430
9,724	Eaton Vance Corp.		281,607
31,054	FXCM, Inc. - Cl. A		296,566
16,401	KBW, Inc.		270,124
16,824	NewStar Financial, Inc.		201,720
6,005	NYSE Euronext		148,023
13,213	SeaCube Container Leasing Ltd.		247,744
10,288	SLM Corp.		161,727
9,828	World Acceptance Corp.		662,899
			3,658,950
	ELECTRIC - 1.3%
5,389	Consolidated Edison, Inc.		322,747
5,670	Entergy Corp.		392,931
9,251	Exelon Corp.		329,151
			1,044,829
	ELECTRONICS - 0.2%
2,550	NVE Corp.		150,934

	ENERGY-ALTERNATE SOURCES - 0.1%
13,511	Amyris, Inc.		46,478
10,411	Gevo, Inc.		22,175
4,588	Solazyme, Inc.		52,670
			121,323
	ENVIRONMENTAL CONTROL - 0.2%
9,255	Darling International, Inc.		169,274

	FOOD - 1.6%
3,736	Annie's, Inc.		167,522
5,784	Campbell Soup Co.		201,399
13,685	Chefs' Warehouse, Inc.		224,160
6,767	Dean Foods Co.		110,640
1,562	Fresh Market, Inc.		93,689
5,205	Hormel Foods Corp.		152,194
2,698	McCormick & Co., Inc.		167,384
3,278	Sanderson Farms, Inc.		145,445
			1,262,433

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares			Market Value
	HEALTHCARE-PRODUCTS - 1.0%
10,960	Abaxis, Inc.		$ 393,683
11,100	Insulet Corp.		239,538
3,470	Sirona Dental Systems, Inc.		197,651
			830,872
	HOME BUILDERS - 0.4%
8,665	Toll Brothers, Inc.		287,938

	HOME FURNISHINGS - 0.2%
1,830	Whirlpool Corp.		151,725

	HOUSEHOLD PRODUCTS/WARES - 0.5%
4,434	SodaStream International Ltd.		173,680
4,680	Scotts Miracle-Gro Co.		203,440
			377,120
	INSURANCE - 1.8%
9,463	Assurant, Inc.		352,970
13,361	First American Financial Corp.		289,533
22,631	Progressive Corp.		469,367
13,330	Protective Life Corp.		349,379
			1,461,249
	INTERNET - 1.5%
15,960	Constant Contact, Inc.		277,704
518	Google Inc. - Cl. A		390,831
6,300	magicJack VocalTec Ltd.		154,539
4,350	Nutrisystem, Inc.		45,805
5,052	Qihoo 360 Technology Co. Ltd. - ADR		111,397
1,720	Sourcefire, Inc.		84,332
8,160	Web.com Group, Inc.		146,472
			1,211,080
	LODGING - 0.4%
9,323	Marriott International, Inc.		364,529

	MACHINERY-CONSTRUCTION & MINING- 0.5%
4,466	Caterpillar, Inc.		384,255

	MACHINERY-DIVERSIFIED - 0.7%
3,470	AGCO Corp.		164,756
5,032	CNH Global NV		195,091
3,940	Tennant Co.		168,711
			528,558
	MEDIA - 0.0%
6,250	LodgeNet Interactive Corp.		4,075

	MINING - 0.3%
19,320	Avalon Rare Metals, Inc.		37,674
2,593	Compass Minerals International, Inc.		193,412
			231,086
	MISCELLANEOUS MANUFACTURING - 0.2%
11,568	Metabolix, Inc.		19,319
5,056	Raven Industries, Inc.		148,798
			168,117

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares			Market Value
	OIL & GAS SERVICES - 0.1%
1,922	CARBO Ceramics, Inc.		$ 120,932

	PHARMACEUTICALS - 0.4%
4,430	Questcor Pharmaceuticals, Inc.		81,955
4,950	Synageva BioPharma Corp.		264,479
			346,434
	REITS - 1.1%
1,156	AvalonBay Communities, Inc.		157,204
8,230	Coresite Realty Corp.		221,716
2,104	Equity Residential		121,043
22,791	Host Hotels & Resorts, Inc.		365,796
			865,759
	RETAIL - 4.0%
719	Chipotle Mexican Grill, Inc. - Cl. A		228,311
6,107	Darden Restaurants, Inc.		340,465
36,633	Denny's Corp.		177,670
6,170	Dunkin' Brands Group, Inc.		180,133
2,021	Family Dollar Stores, Inc.		133,992
6,376	First Cash Financial Services, Inc.		293,360
3,000	Francesca's Holdings Corp.		92,190
19,922	GameStop Corp. - Cl. A		418,362
2,509	GNC Holdings Inc. - Cl. A		97,776
6,804	Lululemon Athletica, Inc.		503,088
1,730	Lumber Liquidators Holdings, Inc.		87,677
2,090	PVH Corp.		195,875
2,525	Tiffany & Co.		156,247
2,525	Vitamin Shoppe, Inc.		147,258
40,126	Wendy's Co.		182,573
			3,234,977
	SAVINGS & LOANS - 0.4%
22,032	New York Community Bancorp, Inc.		311,973

	SEMICONDUCTORS - 1.6%
8,742	Cirrus Logic, Inc.		335,605
3,254	Cree, Inc.		83,075
2,950	Hittite Microwave Corp.		163,636
8,491	Intel Corp.		192,576
26,345	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		416,778
3,632	Veeco Instruments, Inc.		109,033
			1,300,703
	SOFTWARE - 1.7%
7,440	Jive Software, Inc.		116,882
8,400	Open Text Corp.		463,176
2,021	Salesforce.com, Inc.		308,587
5,167	SAP AG		368,562
1,530	VMware Inc. - Cl. A		148,012
			1,405,219
	TELECOMMUNICATIONS - 0.2%
63,650	DragonWave, Inc.		142,576

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares			Market Value
	TRUCKING & LEASING - 0.3%
5,394	GATX Corp.		$ 228,921

	TOTAL COMMON STOCK SOLD SHORT (Cost -$30,770,938)		30,844,458

	EXCHANGE TRADED FUNDS - 2.2%
75,740	Financial Select Sector SPDR Fund		1,181,544
6,498	iShares Russell 2000 Growth Index Fund		621,274
	TOTAL EXCHANGE TRANDED FUNDS SOLD SHORT (Cost - $1,786,427)		1,802,818

	TOTAL SECURITIES SOLD SHORT (Cost - $32,557,365)		$ 32,647,276

	REIT - Real Estate Investment Trust
	ADR - American Depositary Receipt
*	Non-income producing security.
(a)	Aggregate cost for book purposes (including securities sold short) is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:		$ 1,986,133
	Unrealized Depreciation:		(1,553,985)
	Net Unrealized Appreciation:		$ 432,148

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2012

ASSETS
Investment securities:
At cost	$ 55,232,751
At value	$ 55,754,810
Cash	58,080,608
Receivable for securities sold	3,452,258
Receivable for Fund shares sold	176,111
Dividends and Interest receivable	11,130
Prepaid expenses and other assets	96,969
TOTAL ASSETS	117,571,886

LIABILITIES
Securities sold short, at value (proceeds $32,557,365)	32,647,276
Payable for investments purchased	4,344,215
Investment advisory fees payable	117,741
Payable for Fund shares repurchased	24,647
Distribution (12b-1) fees payable	2,169
Fees payable to other affiliates	2,992
Accrued expenses and other liabilities	10,903
TOTAL LIABILITIES	37,149,943
NET ASSETS	$ 80,421,943

Composition of Net Assets:
Paid in capital	$ 79,725,619
Accumulated net investment loss	(240,735)
Accumulated net realized gain from investments	504,912
Net unrealized depreciation of investments	432,147
NET ASSETS	$ 80,421,943

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 1,079,644
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	106,943
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)(b)	$ 10.10
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 10.71

Class I Shares:
Net Assets	$ 59,545,805
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	5,896,066
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.10

Class N Shares:
Net Assets	$ 19,796,494
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,961,614
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.09

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Period Ended September 30, 2012(a)

INVESTMENT INCOME
Dividends	$ 88,411
Interest	645
TOTAL INVESTMENT INCOME	89,056

EXPENSES
Advisor fees	229,391
Distribution (12b-1) fees:
Class A	387
Class N	2,372
Interest expenses	79,427
Administrative services fees	10,399
Custodian fees	6,165
Trustees fees and expenses	2,466
Compliance officer fees	2,118
Professional fees	17,386
Transfer agent fees	14,384
Registration fees	30,411
Accounting services fees	14,153
Printing and postage expenses	4,236
Insurance expense	1,059
Other expenses	2,055
TOTAL EXPENSES	416,409
Less: Fees waived by the Advisor	(86,618)
NET EXPENSES	329,791

NET INVESTMENT LOSS	(240,735)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	447,948
Options contracts purchased	1,891
Options contracts written	166
Securities sold short	54,907
Net Realized Gain	504,912

Net change in unrealized appreciation (depreciation) on:
Investments	523,227
Options contracts purchased	(1,169)
Securities sold short	(89,911)
Net Change in Appreciation/(Depreciation)	432,147

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND WRITTEN OPTIONS	937,059

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 696,324

(a)	The Altegris Equity Long Short Fund commenced operations on April 30, 2012.

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
September 30, 2012 (a)
(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (240,735)
Net realized gain on investments	504,912
Net change in unrealized appreciation (depreciation) on investments	432,147
Net increase in net assets resulting from operations	696,324

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,057,953
Class I	58,930,154
Class N	19,823,661
Redemption fee proceeds:
Class A	4
Class I	167
Class N	49
Payments for shares redeemed:
Class I	(18,933)
Class N	(67,436)
Net increase from shares of beneficial interest transactions	79,725,619

NET INCREASE IN NET ASSETS	80,421,943

NET ASSETS
Beginning of Period	-
End of Period *	$ 80,421,943
*Includes accumulated net investment loss of:	$ (240,735)

SHARE ACTIVITY
Class A:
Shares Sold	106,943

Class I:
Shares Sold	5,897,943
Shares Redeemed	(1,877)
Net increase in shares of beneficial interest outstanding	5,896,066

Class N:
Shares Sold	1,968,339
Shares Redeemed	(6,725)
Net increase in shares of beneficial interest outstanding	1,961,614

(a)	The Altegris Equity Long Short Fund commenced operations on April 30, 2012.

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

	Class A	Class I	Class N
	Period Ended	Period Ended	Period Ended
	September 30, 2012	September 30, 2012	September 30, 2012
	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

Income (loss) from investment operations:
Net investment gain/(loss) (2)	(0.14)	(0.12)	(0.12)
Net realized and unrealized gain/(loss) on investments	0.23	0.22	0.21
Total from investment operations	0.10	0.10	0.09

Redemption fees collected (3)	0.00	0.00	0.00

Net asset value, end of period	$ 10.10	$ 10.10	$ 10.09

Total return (4,5)	1.00%	1.00%	0.90%

Net assets, at end of period (000s)	$ 1,080	$ 59,546	$ 19,796

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (6,7)	5.30%	5.05%	5.30%
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (6,7)	4.34%	4.09%	4.34%

Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (7)	4.20%	3.95%	4.20%
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (7)	3.24%	2.99%	3.24%

Ratio of net investment loss to average net assets (7,8)	(3.38)%	(2.91)%	(2.83)%

Portfolio Turnover Rate (7)	245%	245%	245%

(1) The Fund commenced operations on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5) Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized for periods less than one full year.
(8)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1.

ORGANIZATION

The Altegris Equity Long Short Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on April 30, 2012. The Fund’s seeks to achieve log-term capital appreciation with moderate correlation to major equity market indices.

The Fund offers Class A, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. N shares of the Fund are offered at their NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the last reported bid price on the valuation date.   Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date. In unusual circumstances, instead of valuing securities in the usual manner, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$ 55,753,590	$ -	$ -	$ 55,753,590

Derivatives
Purchase options	$ 1,220	$ -	$ -	$ 1,220

Liabilities
Securities Sold Short
Common Stock	(30,844,458)	-	-	(30,844,458)
Exchange Traded Funds	(1,802,818)	-	-	(1,802,818)

* Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period ended.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and Options amounted to $98,792,473 and $44,093,891, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted $57,237,492 and $24,559,461, respectively, and purchases and sales of written options amounted to $1,304 and $1,138, respectively.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the period ended September 30, 2012, the Fund had gains of $166, which is included in the net realized gain from Option contracts written in the Statement of Operations.  For the period ended September 30, 2012, the Fund had gains of $1,891, which is included in the net realized gain from Option contracts purchased in the Statement of Operations.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

The number of option contracts written and the premiums received by the Fund for the period ended September 30, 2012, were as follows:

	Number of	Premiums
Written Call Options	Contracts	Received
Options outstanding, beginning of period	-	$ -
Options purchased/written	7	1,304
Options closed	(7)	(1,304)
Options outstanding, end of period	-	$ -

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The derivative instruments outstanding as of September 30, 2012 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund are overseen by the Board which is responsible for the overall management of the Fund. Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”). The Fund’s advisor allocates portions of the Fund’s portfolio to be managed by; Harvest Capital Strategies, LLC, OMT Capital Management, LLC and Visium Asset Management, LP each serve as a Sub-Advisor (the “Sub-Advisors”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rate 2.75%. Pursuant to each sub-advisory agreement between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a percentage of the net assets of their managed allocated portion. The Sub-Advisors is paid by the Advisor not the Fund.

The Fund's Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least October 31, 2013, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short or extraordinary expenses such as litigation) will not exceed 3.24%, 2.99% and 3.24% of the daily average net assets attributable to each of the Class A, Class I and Class N shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class N shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended September 30, 2012, pursuant to the Plan, Class A and Class N shares paid $387 and $2,372, respectively.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class I and Class N shares. The Distributor is an affiliate of GFS. During the period ended September 30, 2012, the Distributor received $7,247 in underwriting commissions for sales of Class A shares of which $1,034 was retained by the principal underwriter or other affiliated broker-dealers.

The Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The Fund is part of a series of Altegris Funds or (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund and Altegris Futures Evolution Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the period ended September 30, 2012, Class A, Class I and Class N assessed redemption fees in the amounts of $4, $167 and $49, respectively.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund Section 2(a) (9) of the Act.  As of September 30, 2012, NFS LLC held approximately 82% of the voting securities of Class I and Charles Schwab held approximately 77% of the voting securities Class N.

7.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Altegris Equity Long Short Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2012

As a shareholder of the Altegris Equity Long Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Equity Long Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning April 1, 2012 and ending September 30, 2012.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Equity Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized Expense Ratio	Beginning Account Value *	Ending Account Value	Expenses Paid During Period **
Actual
Expenses		4/30/12	9/30/2012	4/30/12 – 9/30/12
Class A	4.20%	$1,000.00	$1,010.00	$17.46
Class I	3.95%	$1,000.00	$1,010.00	$16.42
Class N	4.20%	$1,000.00	$1,009.00	$17.45
Table 2
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period ****
Hypothetical ***
(5% return before expenses)		4/1/12	9/30/2012	4/1/12 – 9/30/12
Class A	4.20%	$1,000.00	$1,004.01	$21.10
Class I	3.95%	$1,000.00	$1,005.26	$19.86
Class N	4.20%	$1,000.00	$1,004.01	$21.10

  *         From April 30, 2012 (commencement of operations) to September 30, 2012.

**      Class A, Class I and Class N expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (151), and divided by the number of days in the fiscal year (365).

***    Please note that while the Fund’s Class A, Class I and Class N commenced operations on April 30, 2012, the hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period April 1, 2012 to September 30, 2012.

****   Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Approval of Advisory Agreement – Altegris Equity Long Short Fund *

In connection with a regular meeting held on March 28, 2012, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris” or the “Adviser”) and the Trust, on behalf of the Altegris Equity Long Short Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board had previously received materials specifically relating to the Advisory Agreement from the Adviser. A representative of the Adviser presented information regarding the Fund, the Adviser and the Advisory Agreement to the Board; discussed the Adviser’s client base and assets under management; and was available to answer questions from the Trustees.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.  A presentation was given by a representative of the Adviser regarding the Fund's investment strategies.  The Trustees discussed the nature of Altegris’ operations, quality of its compliance infrastructures, and the experience of their Fund management team.  They reviewed financial information about Altegris provided by the firm.  The Trustees noted that an equity long/short strategy had historically only been available to accredited investors and other high net worth investors, and that this Fund would serve a growing market.  The Trustees further noted that Altegris had developed a robust launch plan and marketing support strategy to support the Fund.  Additionally, they noted the strength of Altegris’ parent company, Genworth. They concluded that the adviser and sub-advisers would be able to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider its past performance.  However, the Trustees considered the hypothetical performance, provided by Altegris, showing a blend of strategies proposed.  The Trustees noted that Altegris and the sub-advisers to the Fund have a long history and reputation of strong performance.  The Trustees considered the performance of Visium, OMT, and Harvest, and noted that each had outperformed its benchmark by significant numbers.  While hypothetical past performance, as with all past performance, is no guarantee of future results, the Board concluded that the adviser has the potential to deliver reasonable performance.

Fees and Expenses.  The Board noted that Altegris proposed to charge an annual advisory fee of 2.75%.  The Trustees compared the Fund’s advisory fee and estimated expense ratio to its peer group.  They noted that, relative to the peer group, the fees appeared to be high.  The Board acknowledged that the Fund is a novel strategy and, accordingly, believes the fees are reasonable.  However, the Board agreed that in the future economies of scale may be a necessary consideration. The Trustees determined that the fees were reasonable when taking into account the uniqueness of the product and accompanying “new-product premium,” the strength of the sub-advisers, and the experience of the underlying portfolio managers.  The Trustees concluded that Fund’s advisory fee, as well as its overall expense ratio, was reasonable.  The Trustees reviewed an estimate of profitability.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees noted that Altegris had indicated a willingness to discuss economies of scale at a future meeting.  After discussion, it was the consensus of the Board that based on the anticipated size of the Fund, and the willingness of the adviser to consider it at a later time, economies of scale was not a relevant consideration at this time.

Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the breakpoints in the advisory fee, the Adviser’s levels of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund

Approval of the Sub-Advisory Agreement *

In connection with the August 18, 2011 regular meeting the Board, including a majority of the Independent Trustees, also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between DoubleLine Capital LP (“DoubleLine” or the “Sub-Adviser) and the Trust, on behalf of the Fund.  In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Board reviewed the materials provided by the proposed Sub-Adviser related to the proposed Sub-Advisory agreement.  The Trustees discussed the nature of the Sub-Adviser’s operations, the quality of their compliance infrastructure and the experience of their fund management personnel.  The Board then reviewed financial information for DoubleLine provided by the firm.  The Trustees concluded that the Fund’s Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  The Board considered composite past performance figures for DoubleLine’s accounts which utilize its Core Fixed Income strategy, which would mirror one of the fixed income strategies used for the Fund.  The Board also reviewed composite past performance for DoubleLine’s Strategic MBS and Total Return MBS strategies relating to the Sub-Adviser’s track record.  The Board concluded that the Sub-Adviser appears to be qualified to manage the Fund.

Fees and Expenses.  The Board noted that the Adviser expects to pay DoubleLine with respect to the fixed-income portion of the Fund a fee equal to 0.30% of net assets under $50 million; 0.40% for net assets managed from $50 million to $100 million; and 0.49% for net assets over $100 million.  The Board also compared the sub-advisory fees to the fees charged by DoubleLine for its managed separate accounts.  The Board considered that the sub-advisory fee included a premium for the Sub-Adviser’s exclusive services to the Fund.  The Board also considered that the proposed sub-advisory fee schedule reflected a higher advisory fee at higher assets under management, which was due to the Sub-Adviser giving the Adviser concessions at lower asset amounts because the Adviser is less profitable at such amounts. The Trustees concluded that the Fund’s sub-advisory fees, as well as its overall expense ratio, were acceptable in light of the services the Fund the Board expects the Fund to receive from its Adviser and Sub-Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is the potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, given the expected rapid growth of the Fund, the inclusion of breakpoints in the advisory fee was an appropriate way for the adviser to share any such economies of scale with the Fund for the benefit of shareholders.

Profitability.  The Board considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.   The Trustees concluded that because of the Fund’s expense limitation agreement, Sub-Adviser’s levels of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 550

La Jolla, CA 92037

SUB-ADVISORS

Harvest Capital Strategies, LLC

600 Montgomery Street, 17th Floor

San Francisco, CA 94111

OMT Capital Management, LLC

One Montgomery Street, Suite 3300

San Francisco, CA 94104

Visium Asset Management, LP

888 Seventh Avenue, 21st Floor

New York, NY 10019

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

altegris. TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.®

www.altegris.com/mutualfunds

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

 Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

12/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

12/10/12

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/10/12